UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2024

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, or former address, if changed
since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZ	The Nasdaq Stock Market LLC

	Warrants to purchase Common Stock	HTZWW	The Nasdaq Stock Market LLC
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On April 16, 2024, The Hertz Corporation (“THC”) entered into Amendment No. 8 to Credit Agreement (“Amendment No. 8”), by and among THC, the Subsidiary Borrowers (as defined below) party thereto, Rental Car Intermediate Holdings, LLC, the other guarantors party thereto and Barclays Bank PLC, as administrative agent (the “Administrative Agent”) and the Revolving Lenders party thereto, which amends that certain Credit Agreement, dated as of June 30, 2021, by and among THC, the subsidiary borrowers party thereto from time to time (the “Subsidiary Borrowers”), the several lenders and issuing lenders from time to time party thereto, the Administrative Agent, and Barclays Bank PLC, as collateral agent (as amended, restated, amended and restated, restructured, supplemented, waived and/or otherwise modified from time to time prior to the date hereof, the “First Lien Credit Facility” and, as amended by Amendment No. 8, the “Amended First Lien Credit Facility”). Amendment No. 8 (i) increases the Consolidated First Lien Leverage Ratio in the Financial Maintenance Covenant (each as defined in the Amended First Lien Credit Facility) for each of the fiscal quarters ending June 30, 2024, September 30, 2024, December 31, 2024 and March 31, 2025 (each, a “Covered Quarter”); (ii) requires minimum Specified Relief Period Liquidity (as defined in the Amended First Lien Credit Facility) for each calendar month within each Covered Quarter; and (iii) adds certain limitations on Restricted Payments (as defined in the Amended First Lien Credit Facility) and Permitted Investments (as defined in the Amended First Lien Credit Facility), in each case, until the first day of the second fiscal quarter of 2025.

Amendment No. 8 allows THC enhanced operating flexibility under its Financial Maintenance Covenant and derisks its operating environment over the next twelve months.  THC entered into Amendment No. 8 as a precautionary measure due to the risk of potential volatility in the macro-economic environment and the risk of THC’s inability to successfully execute on its plans to improve profitability.

Certain of lenders that are party to the Amended First Lien Credit Facility and their affiliates have provided and may, from time to time, continue to provide investment banking, financial advisory, and other services to THC and its affiliates, for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

The foregoing description of Amendment No. 8 is qualified in its entirety by reference to Amendment No. 8, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendments to Vehicle Financing Facilities

Amendment to Second Amended and Restated Series 2021-A Supplement

On April 16, 2024, Hertz Vehicle Financing III LLC (“HVF III”), a wholly-owned, special-purpose and bankruptcy remote subsidiary of THC, and THC entered into Amendment No. 1 to Second Amended and Restated Series 2021-A Supplement (“Amendment No. 1 to Second A&R Series 2021-A Supplement”) by and among HVF III, as issuer, THC, as administrator, Deutsche Bank AG, New York Branch, as program agent and The Bank of New York Mellon Trust Company, N.A., as trustee. Amendment No. 1 to Second A&R Series 2021-A Supplement amends the Second Amended and Restated Series 2021-A Supplement, dated June 28, 2023.

Amendment No. 1 to Second A&R Series 2021-A Supplement was entered into primarily to extend, in the ordinary course, the commitment termination date for the Series 2021-A Variable Funding Rental Car Asset Backed Notes, Class A, issued thereunder by one year to April 10, 2026, among certain other amendments and revisions that HVF III and THC believe provide additional operating flexibility.

The foregoing description of Amendment No. 1 to Second A&R Series 2021-A Supplement is qualified in its entirety by reference to Amendment No. 1 to Second A&R Series 2021-A Supplement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

European ABS Amendments

On April 16, 2024, affiliates of THC entered into amendments to the securitization platform for financing activities relating to such affiliates' vehicle fleets in France, the Netherlands, Germany, Spain, and Italy (the “European ABS”) to (i) in the ordinary course, increase the aggregate maximum borrowings thereunder from €1.20 billion to €1.468 billion until November 31, 2024, and (ii) increase the core facility to €1.289 billon from December 1, 2024 through the maturity of the European ABS facility (the “Amendments”).

Pursuant to the European ABS, International Fleet Financing No. 2 B.V. (the “IFF No. 2”), an indirect, special purpose subsidiary of THC, is party to an issuer facility agreement originally dated September 25, 2018 between, among others, IFF No. 2, Hertz Europe Limited (as Administrator), BNPP Paribas Trust Corporation UK Limited (as Security Trustee), and Credit Agricole Corporate and Investment Bank (as Administrative Agent) (the “Issuer Facility Agreement”), which includes defined terms as set forth in a Master Definitions and Constructions Agreement (the “MDCA”). IFF No. 2’s proceeds from the Issuer Facility Agreement are made available on a revolving basis to certain special purpose fleet subsidiaries of THC (the “Fleet Companies”) for their purchases of rental vehicles, and those vehicle fleets serve as the underlying collateral for the Issuer Facility Agreement. Certain of THC’s international operating subsidiaries lease the vehicles from the Fleet Companies for rental to customers. In connection with the Amendments, each of the Issuer Facility Agreement and the MDCA were amended effective as of April 16, 2024.

The foregoing descriptions of the amendments to the Issuer Facility Agreement and the MDCA are qualified in their entirety by reference to the Amendment Deed, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

10.1	Amendment No. 8, dated as of April 16, 2024, to Credit Agreement, dated as of June 30, 2021, by and among The Hertz Corporation, the Subsidiary Borrowers party thereto, Rental Car Intermediate Holdings, LLC, the other guarantors party thereto, Barclays Bank PLC, as administrative agent, and the Revolving Lenders party thereto.

10.2	Amendment No. 1 to Second Amended and Restated Series 2021-A Supplement, dated as of April 16, 2024, by and among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, Deutsche Bank AG, New York Branch, as program agent, the several committed note purchasers party thereto, the several conduit investors party thereto, the several funding agents for the investor groups party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.3	Amendment Deed dated April 16, 2024 relating to the amendment of the (i) Issuer Facility Agreement originally dated 25 September 2018 (and as amended on 8 November 2019, 23 December 2020, 29 April 2021, 21 December 2021, 20 December 2022 and 22 September 2023); and (ii) Master Definitions and Constructions Agreement originally dated 25 September 2018 (and as amended on 8 November 2019, 23 December 2020 and as further amended and restated on 29 April 2021, 21 December 2021, 21 June 2022, 20 December 2022 and 22 September 2023), entered into by and among, inter alia, International Fleet Financing No. 2 B.V., Wilmington Trust SP Services (Dublin) Limited, Hertz Automobielen Nederland B.V., Stuurgroep Fleet (Netherlands) B.V., Stuurgroep Holland B.V., Stuurgroep Fleet (Netherlands) B.V. Sucursal En Espana, Hertz France S.A.S., RAC Finance S.A.S., Hertz De Espana SLU, Hertz Autovermietung GMBH, Hertz Fleet Limited, Eurotitrisation S.A., BNP Paribas, BNP Paribas, Italian Branch, BNP Paribas S.A., Hertz Italiana S.R.L., IFM SPV S.R.L., Hertz Fleet Italiana S.R.L., Credit Agricole Corporate and Investment Bank, Hertz Europe Limited, The Hertz Corporation, BNP Paribas, Luxembourg Branch, TMF SFS Management BV, TMF France Management SARL, TMF France SAS, KPMG Advisory SAS, BNP Paribas Trust Corporation UK Limited, BNP Paribas S.A., Dublin Branch, BNP Paribas S.A., Netherlands Branch, Banca Nazionale Del Lavoro S.P.A., Sanne Trustee Services Limited, certain committed note purchasers, conduit investors and funding agents named therein, Hertz Holdings Netherlands 2 B.V. and Hertz International Limited.

104.1	Cover page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(each, a Registrant)

Date: April 22, 2024	By:	/s/ Alexandra Brooks
	Name:	Alexandra Brooks
	Title:	Executive Vice President and Chief Financial Officer